UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 11, 2004


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                  1-6453              95-2095071
 (State of Incorporation)       Commission           (I.R.S. Employer
                                File Number)          Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)




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NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents


                                                                      Page
                                                                      ----

Item 5.  Other Events and Regulation FD Disclosure                      3

Item 7.  Financial Statements and Exhibits                              3

Item 12. Results of Operations and Financial Condition                  3

Signature                                                               4

Exhibits:

99.1    News release dated March 11, 2004 (Stock Buy-Back Program)

99.2    News release dated March 11, 2004 (Earnings)

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NATIONAL SEMICONDUCTOR CORPORATION

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 11, 2004, National Semiconductor issued a news release announcing its intent to buy back up to $400 million of the company's common stock. This repurchase program which has been authorized by National's board of directors is in addition to the program authorized in July 2003 that was completed in September and October 2003. A copy of the news release is attached as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c )  Exhibits
               --------

Exhibit No.       Description of Exhibit
-----------       ----------------------

     99.1 News release dated March 11, 2004 issued by National Semiconductor Corporation (Stock Buy-Back Program)

     99.2 News release dated March 11, 2004 issued by National Semiconductor Corporation* (Earnings)

*This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

On March 11, 2004, National Semiconductor Corporation issued a news release announcing earnings for the quarter ended February 29, 2004. The earnings news release, which has been attached as Exhibit 99.2, contains Condensed Consolidated Statements of Operations, Balance Sheets, and Statements of Cash Flows that are presented in accordance with United States generally accepted accounting principles, or GAAP.

The news release indicates that the reported GAAP operating results include a credit for special items relating to prior cost reduction actions. The release notes that without this credit, earnings would have been lower. We have included this non-GAAP information in the press release to give investors additional information that will provide a better understanding of the underlying erformance of our business. This non-GAAP results information should be considered supplemental to, and not a substitute for or superior to, the financial statements prepared in accordance with GAAP that are contained in the news release.

The information in Exhibit 99.2 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NATIONAL SEMICONDUCTOR CORPORATION

                                    //S// Robert E.  DeBarr
                                    -----------------------
Dated:  March 11, 2004              Robert E.  DeBarr
                                    Controller
                                    Signing on behalf of the registrant and
                                    as principal accounting officer